Exhibit 10.1

STEPSTONE PRIVATE CREDIT FUND LLC

SUBSCRIPTION AGREEMENT

CONFIDENTIAL

THE LIMITED LIABILITY COMPANY INTERESTS (THE “SHARES”) OF StepStone Private Credit Fund LLC HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR REGISTERED OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY U.S. STATES OR OTHER JURISDICTIONS, AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND THE REGISTRATION AND QUALIFICATION REQUIREMENTS OF SUCH LAWS. THE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND SUCH LAWS PURSUANT TO REGISTRATION, QUALIFICATION OR EXEMPTION THEREFROM. IN ADDITION, THE SHARES ARE SUBJECT TO THE CONTRACTUAL RESTRICTIONS ON RESALES DESCRIBED IN THIS SUBSCRIPTION AGREEMENT. THE SHARES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION OR BY ANY U.S. STATE OR OTHER SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE OFFERING MATERIALS, AND ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

SUBSCRIPTION AGREEMENT

StepStone Private Credit Fund LLC

450 Lexington Avenue, 31st Floor

New York, NY 10017

Ladies and Gentlemen:

This Subscription Agreement (this “Subscription Agreement”) is being executed and delivered in connection with the subscription by the undersigned to purchase the dollar amount of limited liability company interests (the “Shares”) of StepStone Private Credit Fund LLC, a Delaware limited liability company (the “Fund”), set forth on the signature page below. Capitalized terms used herein shall have the same meanings herein as defined in the Fund’s Confidential Private Placement Memorandum (as amended, restated and/or supplemented or otherwise modified from time to time, the “Memorandum”), unless otherwise defined herein.

Instructions:

In addition to completing and signing the signature page to this Subscription Agreement, each Subscriber must complete and execute, as applicable, any necessary attachments contained in this package (such attachments, together with this Subscription Agreement, the “Subscription Documents”) in the manner described below. For purposes of these Subscription Documents, the “Subscriber” is the person or entity for whose account the Shares will be purchased and that can satisfy the representations and warranties set forth in the Subscription Documents. Another person or entity with investment authority may complete and execute the Subscription Documents on behalf of the Subscriber, but should indicate the capacity in which it is doing so and the name of the Subscriber. All appendices to this Subscription Agreement are incorporated by reference herein.

(a) Signature Page(s). Complete and execute the signature page to this Subscription Agreement. If the Subscriber is an individual retirement account (an “IRA”) and the custodian or trustee of the IRA is executing the signature page, then complete and execute the additional signature pages that immediately follow the Fund’s signature page to this Subscription Agreement.

(b) Investor Questionnaire. Complete Appendix A (Investor Questionnaire) attached to this Subscription Agreement.

(c) Certification of Beneficial Owner(s). If the Subscriber is an entity, complete and execute Appendix B (Certification of Beneficial Owner(s)).

(d) Tax Forms.

(i) U.S. Subscribers. Complete, sign and date a Form W-9 (available at https://www.irs.gov/pub/irs-pdf/fw9.pdf) in accordance with the instructions to such Form.

(ii) Non-U.S. Subscribers. Complete, sign and date the relevant Form(s) W-8, as applicable, in accordance with the instructions to such Form(s):

●	Form W-8BEN (available at https://www.irs.gov/pub/irs-pdf/fw8ben.pdf)

●	Form W-8BEN-E (available at https://www.irs.gov/pub/irs-pdf/fw8bene.pdf)

●	Form W-8IMY (available at https://www.irs.gov/pub/irs-pdf/fw8imy.pdf)

●	Form W-8ECI (available at https://www.irs.gov/pub/irs-pdf/fw8eci.pdf)

●	Form W-8EXP (available at https://www.irs.gov/pub/irs-pdf/fw8exp.pdf)

(iii) All Subscribers. In the event that any applicable reduction or exemption from U.S. federal withholding tax is claimed, each Subscriber is required to provide all applicable attachments or addendums as required to claim such exemption or reduction.

(e) Evidence of Authorization. Each Subscriber must provide satisfactory evidence of authorization and may be required to submit further information for “know your customer” and anti-money laundering purposes.

(i) For Corporations: Certified documentation evidencing the corporation’s existence and certified corporate resolutions authorizing the subscription and identifying the corporate officer empowered to sign the Subscription Documents.

(ii) For Partnerships: Certified documentation evidencing the partnership’s existence, and a certified copy of the partnership agreement (which, in the case of a limited partnership, identifies the general partner(s)).

(iii) For Limited Liability Companies: Certified documentation evidencing the limited liability company’s existence, and a certified copy of the limited liability operating agreement identifying the manager or managing member, as applicable, empowered to sign the Subscription Documents.

(iv) For Trusts: A copy of the trust agreement.

(v) For Employee Benefit Plans: A certificate of an appropriate officer certifying that the subscription has been authorized and identifying the individual empowered to sign the Subscription Documents.

(vi) For Individuals: A current copy of a government issued photo identification. Please note that the Fund is required by law to obtain, verify and record certain personal information from you or persons on your behalf in connection with a subscription for Shares. Required information includes name, date of birth, permanent residential address and Social Security/taxpayer identification number. If a Subscriber who is a natural person submits a current government issued photo identification that does not include the Subscriber’s permanent address, then the Subscriber will be required to provide proof of address by another means acceptable to the Fund.

(f) Delivery of Subscription Documents. Subscriber shall execute and complete one (1) original copy of the Subscription Agreement and all of the documents referred to in clauses (a) through (e) above. If Subscriber is investing through or introduced to the Fund through a registered investment adviser or custodian, please deliver such documents electronically to the Fund’s [transfer agent], [ ], via [ ] and direct any questions regarding the Subscription Agreement to [    ] toll free at [insert phone number] between [8:00] a.m. and [5:00] p.m. [Eastern Standard Time].  If Subscriber is not investing through or introduced to the Fund via a registered investment adviser or custodian, please deliver such documents, and direct any questions, to the Fund at scred@stepstonegroup.com. Please be sure to also retain a copy for your records.

(g) Acceptance by the Fund. If the Fund accepts the Subscriber’s subscription (in whole or in part), a fully executed set of the Subscription Documents will be returned to the Subscriber. The Fund may accept and countersign this Subscription Agreement (in whole or in part) at any time.

1. Subscription.

(a) The Subscriber acknowledges and agrees that this and any other subscription (i) is conditioned upon acceptance by the Fund, at which time it becomes irrevocable, unconditional and binding on the part of the Subscriber and (ii) may be accepted or rejected in whole or in part by the Fund in its sole discretion (for any reason or for no reason) in any order and at any time prior to the Closing (as defined below). The Subscriber has received and reviewed, and agrees to be bound by, all the terms and provisions of this Subscription Agreement, the Memorandum, the Fund’s Certificate of Formation (as amended and/or restated from time to time, the “Certificate of Formation”), the Fund’s limited liability company agreement (as amended and/or restated or otherwise supplemented from time to time, the “LLC Agreement”), the Investment Advisory Agreement by and between StepStone Group Private Debt LLC (the “Adviser”) and the Fund (as amended and/or restated from time to time, the “Advisory Agreement”) and the Administration Agreement by and between the Adviser and the Fund (as amended and/or restated from time to time, the “Administration Agreement” and, together with the Memorandum, the Certificate of Formation, the LLC Agreement, and the Advisory Agreement the “Operative Documents”), each in the form made available to the Subscriber.

(b) The Subscriber agrees to purchase Shares for the aggregate purchase price set forth on the signature page below, payable under the terms and subject to the conditions set forth herein. The minimum initial investment amount for Shares is $25,000, after which additional investments must be in increments of $500, each subject to the discretion of the Fund or the Fund’s distributors (including, but not limited to, the discretion to accept a lower amount).

(c) The Fund has filed or will file a registration statement on Form 10 (the “Registration Statement”) for the registration of its common stock with the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Registration Statement is not the offering document pursuant to which the Fund is conducting this offering of securities. Accordingly, the Subscriber should rely exclusively on information contained in the Operative Documents, together with reports and other documents the Fund may file under the Exchange Act from time to time, in making its investment decisions. The Fund has entered and expects to enter into separate Subscription Agreements (the “Other Subscription Agreements” and, together with this Subscription Agreement, the “Subscription Agreements”) with other investors (the “Other Investors,” and together with the Subscriber, the “Investors”), providing for the sale of Shares to the Other Investors. This Subscription Agreement and the Other Subscription Agreements are separate agreements, and the sales of Shares to the undersigned and the Other Investors are to be separate sales.

2. Acceptance of Subscription; Closings.

This Subscription Agreement is made subject to the following terms and conditions:

(a) The Fund shall have the right, in its sole discretion, to accept or reject the Subscriber’s subscription, in whole or in part, for any reason, including, without limitation, (i) the inability of the Subscriber to meet the standards imposed by Regulation D and/or Regulation S promulgated by the SEC under the U.S. Securities Act of 1933, as amended (the “Securities Act”), (ii) the ineligibility of the Subscriber under applicable state or foreign securities laws or (iii) for any other reason. Notwithstanding anything to the contrary contained herein, the Subscriber may elect to void this Subscription Agreement by providing written notice to the board of directors of the Fund (the “Board”) no later than the date that is two business days prior to the Closing (as defined below). The Subscriber hereby acknowledges that failure to notify the Board of its election to void this Subscription Agreement in writing by the date that is two business days prior to the Closing, to the fullest extent permitted by law, will result in the Subscriber being deemed to have waived such rights.

(b) If the Subscriber’s subscription is accepted in part and rejected in part, the Subscriber will be so notified and the Subscriber agrees to deliver promptly upon the Fund’s request a new signature page to this Subscription Agreement with respect to such lesser dollar amount of Shares to be purchased as may be determined by the Fund.

(c) If the Subscriber’s subscription is wholly rejected, the executed copies of this Subscription Agreement will be returned to the Subscriber. In the event of any whole or partial rejection, the Fund will return to the Subscriber the applicable amount of submitted funds, without interest or deduction.

(d) The closing of the subscription for and commitment to purchase the Shares by the Subscriber (the “Closing”) shall take place on the date that this Subscription Agreement (having been executed and fully completed by the Subscriber) has been accepted by the Fund and the Subscriber’s capital contribution has been made (the date of such acceptance, which shall be indicated on the Fund’s acceptance provided to the Subscriber, being hereinafter referred to as the “Closing Date”). On the Closing Date, the Subscriber shall be admitted as a member of the Fund (a “Shareholder”) pursuant to Section 2.1(b) of the LLC Agreement. The Fund intends to conduct closings for Shares on a monthly basis; provided however, that the Fund, in its sole discretion, may conduct closings more or less frequently to one or more investors for regulatory, tax or other reasons as may be determined to be appropriate by the Fund.

(e) The Subscriber agrees to provide any information reasonably requested by the Fund to verify the accuracy of the representations contained herein, including the Investor Questionnaire attached hereto as Appendix A (the “Investor Questionnaire”) and the Certification of Beneficial Owner(s) attached hereto as Appendix B.

(f) If the individual subscribing for Shares is investing assets on behalf of an individual retirement account (an “IRA”), the individual who established the IRA has signed the signature page of this Subscription Agreement and confirms that such individual (i) has directed the custodian or trustee of the IRA to execute the acknowledgement on the signature page, which has been so executed, and (ii) has reviewed and hereby expressly certifies to the accuracy of the representations and warranties made herein with respect to the IRA and the individual Subscriber.

(g) In the event that the Subscriber is permitted by the Fund to make an additional purchase of Shares on a date after its initial subscription has been accepted, the Subscriber shall be required to enter into an addendum to this Subscription Agreement or a new subscription agreement, at the Fund’s discretion, covering such additional purchase.

3. Purchase of Shares.

(a) The aggregate purchase price for the Shares shall be payable, in U.S. dollars and in immediately available funds per the wire transfer instructions set forth on the Fund’s signature page below. Please refer to the Memorandum for more information. The Subscriber represents that subscription funds will be wired to the Fund from the account listed in the remitting wiring bank section of the Investor Questionnaire.

(b) Following a Closing, and after the Subscriber’s payment of the aggregate purchase price for the Shares in accordance with Section 3(a), the Fund shall issue to the Subscriber a number of Shares equal to the amount of the aggregate purchase price for the Shares paid by the Subscriber divided by the then-current transaction price per Share, which will generally be the net asset value (“NAV”) per Share as of the last calendar day of the month as determined in accordance with the Adviser’s valuation policy and will be communicated to the Subscriber by or on behalf of the Fund following the determination of such NAV. The Fund reserves the right, in its sole discretion and at any time, to sell Shares at a price set above the NAV per share based on a variety of factors, including, without limitation, to account for a Subscriber’s allocable portion of the Fund’s initial offering, organizational and other expenses. Upon a Closing, a Subscriber will not know the NAV per Share applicable on the effective date of the purchase. The NAV per Share applicable to a purchase of Shares at a given effective date will be available generally within 20 business days after the effective date of the Share purchase; at that time, the number of Shares based on that NAV and the Subscriber’s purchase will be determined and Shares shall be credited to the Subscriber’s account as of the effective date of the share purchase. Please refer to the Memorandum for more information.

4. Dividends; Distribution Reinvestment Plan. As described more fully in the Memorandum, the Fund generally expects to distribute on a regular quarterly basis, out of assets legally available for distribution, substantially all of its available earnings in such amount so the Fund will not have to pay corporate-level income tax, commencing with the second full calendar quarter after the Fund elects to be regulated as a business development company (“BDC”) under the U.S. Investment Company Act of 1940, as amended (the “1940 Act”), subject to the discretion of the Board. The Fund will adopt a distribution reinvestment plan, as may be amended (the “Distribution Reinvestment Plan”), which shall provide that all cash distributions declared by the Board on behalf of any Shareholder, other than any Shareholder that has affirmatively elected to opt out of the Distribution Reinvestment Plan, shall be reinvested in exchange for such Shareholder receiving a number of newly issued Shares equal to the quotient determined by dividing the total dollar amount of the distribution payable to such Shareholder by the most recent available NAV per Share for such Shares at the time the distribution is payable. The Subscriber may prospectively opt out of the Distribution Reinvestment Plan in the Investor Questionnaire. An election to opt-out or to opt-in to the Distribution Reinvestment Plan may be altered in accordance with the Fund’s Distribution Reinvestment Plan.

5. Representations and Warranties of the Subscriber.

The Subscriber represents and warrants as follows, as of the Closing Date and on the subsequent dates specified below:

(a) Private Placement.

(i) The Subscriber understands that the offering and sale of the Shares are intended to be exempt from registration under the Securities Act, applicable U.S. state securities laws and the laws of any non-U.S. jurisdictions by virtue of the private placement exemption from registration provided in Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D and Regulation S promulgated thereunder, exemptions under applicable U.S. state securities laws and exemptions under the laws of any non-U.S. jurisdictions, and the Subscriber agrees that any Shares acquired by the Subscriber may not be Transferred (as defined below) in any manner that would require the Fund to register the Shares under the Securities Act, under any U.S. state securities laws or under the laws of any non-U.S. jurisdictions. The Subscriber was offered the Shares through private negotiations, not through any general solicitation or general advertising.

(ii) The Subscriber understands that the Fund requires each investor in the Fund to be either (A) an “accredited investor” as defined in Rule 501(a) of Regulation D of the Securities Act (“Accredited Investor”), or (B) not “U.S. persons” as within the meaning of Regulation S under the Securities Act, and the Subscriber represents and warrants that it is either (A) an Accredited Investor, as indicated in the Investor Questionnaire, or (B) not a “U.S. person” in accordance with Regulation S, as indicated in the Investor Questionnaire, and is not investing for the direct or indirect benefit of a U.S. Person as within the meaning of Regulation S under the Securities Act.

(iii) If the Subscriber is not an Accredited Investor, then Subscriber further represents and warrants that: (a) no offers to sell or to purchase the Shares were made to the Subscriber or by the Subscriber while the Subscriber was in the United States; (b) the Subscriber was not in the United States at the time the offer was accepted; and (c) at the time the Subscriber’s subscription for Shares was originated, the Subscriber was outside the United States, except for offers and sales to discretionary or similar accounts  (other than an estate or trust) held for the benefit or account of a non-U.S. Person (as within the meaning of Regulation S under the Securities Act) by a dealer or other professional fiduciary organized, incorporated or resident in the United States.

(iv) The Subscriber understands that the offering and sale of the Shares in non-U.S. jurisdictions may be subject to additional restrictions and limitations and represents and warrants that it is acquiring its Shares in compliance with all applicable laws, rules, regulations and other legal requirements applicable to the Subscriber, including the legal requirements of jurisdictions in which the Subscriber is resident and in which such acquisition is being consummated. In furtherance, and not in limitation, of the foregoing, if the Subscriber is a resident of any of the jurisdictions set forth in the Memorandum, the Subscriber represents, warrants and covenants as specified in the Memorandum hereto for such jurisdiction.

(v) The Shares to be acquired hereunder are being acquired by the Subscriber for the Subscriber’s own account for investment purposes only and not with a view to resale or distribution. The Subscriber shall not, directly or indirectly, Transfer all or any portion of such Shares (or solicit any offers to buy, purchase or otherwise acquire or take a pledge or charge of all or any part of such Shares) except in accordance with (i) the registration provisions of the Securities Act or an exemption from such registration provisions, (ii) any applicable U.S. federal or state or non-U.S. securities laws and (iii) the terms of this Subscription Agreement and the LLC Agreement. The Subscriber understands that it may be required to bear the economic risk of its investment in the Shares for a substantial period of time because, among other reasons, the offering and sale of the Shares have not been registered under the Securities Act and, therefore, the Shares cannot be sold other than through a privately negotiated transaction unless they are subsequently registered under the Securities Act or an exemption from such registration is available. “Transfer” (or any derivative thereof) shall mean to sell, offer for sale, agree to sell, exchange, transfer, assign, pledge, hypothecate, grant any option to purchase or otherwise dispose of or agree to dispose of, in any case whether directly or indirectly.

(b) The Subscriber is not subject to and is not aware of any facts that would cause such Subscriber to be subject to any of the “Bad Actor” disqualifications as described in Rule 506(d)(1)(i) to (viii) under the Securities Act.

(c) The Subscriber has received, read carefully in its entirety, and understands the Memorandum and the other Operative Documents. The Subscriber has consulted with its own attorney, accountant, investment adviser or other adviser with respect to the investment(s) contemplated hereby and its suitability for the Subscriber, and the Subscriber understands and consents to the fees, risks and other considerations relating to the purchase of the Shares and an investment in the Fund, including but not limited to the fees and expenses outlined in the sections titled “Management Agreements” in the Memorandum and the risks and other considerations set forth in the sections titled “Certain Risk Factors” and “Certain Relationships and Related Party Transactions” in the Memorandum. The Subscriber has had the opportunity to ask questions of and receive answers from representatives of the Fund, all such questions have been answered to the Subscriber’s full satisfaction, and the Subscriber has obtained any additional information concerning the Fund sought by the Subscriber. The Subscriber acknowledges that no representations have been made to the Subscriber in connection with its investment in the Fund, other than this Subscription Agreement and the Memorandum.

(d) The Subscriber has substantial knowledge and experience in business and financial matters and is capable of evaluating the merits and risks of a purchase of the Shares. The Subscriber understands that there can be no assurance that the Fund will meet its investment objective or otherwise be able to successfully carry out its investment program.

(e) The Subscriber has the financial ability to bear the economic risk of its investment in the Fund (including the possible loss of its entire investment), has adequate means for providing for its current needs and has no current need for liquidity in connection with its purchase of the Shares.

(f) The purchase of the Shares by the Subscriber is consistent with the general investment objectives of the Subscriber.

(g) If the Subscriber is a natural person, the Subscriber’s domicile and principal residence are at the address shown on the signature page below. If the Subscriber is not a natural person, the Subscriber has its domicile, principal place of business, or principal office at the address shown on the signature page below.

(h) The Subscriber is not an entity (including a qualified retirement plan) in which a holder of an interest in the Subscriber may decide whether or how much to invest through the Subscriber in various investment vehicles, including the Fund, unless the Subscriber has so notified the Fund in writing.

(i) If the Subscriber is not a natural person, then, unless the Subscriber has notified the Fund in writing that the Subscriber was formed for the specific purpose of acquiring Shares and all of the equity holders of the Subscriber are Accredited Investors, the Subscriber’s aggregate investment in Shares does not exceed 40% of the Subscriber’s assets. If at any time the Subscriber holds Shares, the Subscriber shall no longer be in compliance with the provisions of this Section 5(i), it shall promptly notify the Fund.

(j) If the Subscriber is not a citizen of the United States, or a resident of or entity created under the laws of any state of the United States (any such citizen, resident or entity being hereinafter called a “Domestic Person”), the Subscriber is not purchasing the Shares on behalf of any Domestic Person, and the Subscriber has no present intention of becoming a Domestic Person.

(k) If the Subscriber is a natural person, the Subscriber is of legal age in its country or state of residence and has legal capacity to execute, deliver and perform its obligations under this Subscription Agreement and the LLC Agreement and to subscribe for and purchase the Shares hereunder. If the Subscriber is not a natural person, the Subscriber is an entity of the kind set forth under the applicable item of the Investor Questionnaire and has been duly organized, formed or incorporated, as the case may be, and is validly existing and in good standing under the laws of its jurisdiction of organization, formation or incorporation, and the Subscriber has all requisite power and authority to execute, deliver and perform its obligations under this Subscription Agreement and to subscribe for and purchase the Shares hereunder. This Subscription Agreement has been duly executed and delivered by the Subscriber, and the Subscriber’s purchase of the Shares and its execution, delivery and performance of this Subscription Agreement (i) constitutes the legal, valid and binding obligation of the Subscriber (except (A) as limited by any applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting the rights and remedies of creditors generally, as from time to time in effect, (B) as limited by general principles of equity, and (C) as the enforcement of remedies rests in the discretion of any court) and (ii) does not result in the violation of, constitute a default under, or conflict with, any mortgage, indenture, contract, agreement, instrument, judgment, decree, order, statute, rule or regulation applicable to the Subscriber.

(l) The execution and delivery of this Subscription Agreement, the consummation of the transactions contemplated hereby and under the LLC Agreement and the performance of the Subscriber’s obligations hereunder and under the LLC Agreement do not and will not conflict with, or result in any violation of or default under, (i) if the Subscriber is not a natural person, any provision of any certificate of formation, certificate of incorporation, charter, by-laws, memorandum and articles of association, trust agreement, partnership agreement, limited liability company agreement or other organizational or governing instrument applicable to the Subscriber, (ii) any agreement or other instrument to which the Subscriber is a party or by which the Subscriber or any of its properties are bound, or (iii) any permit, franchise, judgment, decree, statute, writ, injunction, order, law, rule or regulation applicable to the Subscriber or to its business or properties. In addition, the Subscriber represents that its power of attorney contained in this Subscription Agreement and to be exercised in connection with the LLC Agreement has been granted by the Subscriber, including as to the manner of any execution by the Subscriber, in compliance with all laws applicable to the Subscriber, including the laws of the state or jurisdiction in which the Subscriber executed this Subscription Agreement. The Subscriber has obtained all authorizations, consents, approvals and clearances of all courts, governmental agencies and authorities and such other persons, if any, required to permit the Subscriber to enter into this Subscription Agreement and to consummate the transactions contemplated hereby and thereby.

(m) The Subscriber understands that the Fund has filed or intends to file an election to be treated as a BDC under the 1940 Act and intends to elect or has elected to be treated as a “regulated investment company” within the meaning of Section 851 of the Code for U.S. federal income tax purposes. Pursuant to these elections, the Subscriber shall be required to furnish certain information to the Fund as required under U.S. Treasury Regulation §1.852-6(a) and other regulations. If the Subscriber is unable or refuses to provide such information directly to the Fund, the Subscriber understands that it shall be required to include additional information on its income tax return as provided in U.S. Treasury Regulation § 1.852-7.

(n) The Subscriber: (i)(A) is not registered or required to be registered as an “investment company” under the 1940 Act; (B) has not elected to be regulated as a BDC under the 1940 Act; and (C) is not relying on the exception from the definition of “investment company” under the 1940 Act set forth in Section 3(c)(1) or 3(c)(7) thereunder or (ii) is otherwise currently permitted to acquire and hold more than 3% of the outstanding voting securities of a BDC, including pursuant to Rule 12d1-4 under the 1940 Act.

(o) ERISA Matters. If the Subscriber is, or is acting on behalf of, a person or entity that is or will be (w) an “employee benefit plan” (as defined in Section 3(3) of ERISA) that is subject to ERISA, (x) a “plan” described in Section 4975(e)(1) of the Code, that is subject to Section 4975 of the Code, (y) an entity whose underlying assets include “plan assets” of any employee benefit plan or other plan described in clause (w) or (x) by reason of such plan’s investment in the entity or otherwise, or (z) an employee benefit plan subject to federal, state or local law similar to Section 406 of ERISA or Section 4975 of the Code (each of the foregoing, a “Plan”), the Subscriber has completed each applicable question in the Investor Questionnaire, and the Subscriber represents, warrants and agrees that:

(i) the decision to acquire Shares was made by a “fiduciary” of the Plan, within the meaning of Section 3(21) of ERISA or Section 4975(e)(3) of the Code (the “Plan Fiduciary”), that (A) is independent of the Fund, the Adviser and their respective employees, representatives and affiliates, (B) is qualified to make investment decisions on behalf of the Plan and (C) has authorized the Subscriber’s investment in the Fund;

(ii) the Subscriber’s investment in Shares conforms in all respects to the documents governing the Plan and complies with all applicable requirements of ERISA and Section 4975 of the Code;

(iii) none of the Adviser or any of its affiliates or any of their respective officers, employees, agents, or representatives have any discretion, or are otherwise acting in a fiduciary capacity with respect to the Plan’s investment in the Fund, whether pursuant to the provisions of ERISA, Section 4975 of the Code or otherwise, and, without limiting the generality of the foregoing, the Plan Fiduciary has not relied on, and is not relying on, any investment advice or recommendation of any such person with respect to the Plan’s investment in the Fund;

(iv) the acquisition and the subsequent holding of Shares do not and will not constitute or otherwise result in a non-exempt “prohibited transaction” within the meaning of Section 406 of ERISA or Section 4975 of the Code;

(v) the Subscriber acknowledges and agrees that the Fund has the authority to require the transfer, redemption, withdrawal or other cancellation of any Shares if it is determined, in the sole discretion of the Company, that the continued holding of such Shares could result in the Fund or the Adviser being subject to the provisions of Title I of ERISA or Section 4975 of the Code; and

(vi) without limiting the remedies in the event of a breach, the Subscriber agrees promptly to provide to the Fund such information as the Fund may from time to time reasonably request for purposes of determining whether the assets of the Fund are “plan assets” within the meaning of ERISA or Section 4975 of the Code and any other matters relating to ERISA or the Fund’s compliance with ERISA.

The representations and warranties set forth in this Section 5(o) shall be deemed repeated and reaffirmed on each day the Subscriber holds Shares. Without limiting the remedies available in the event of a breach, if at any time the representations and warranties set forth in this Section 5(o) shall cease to be true, including because there is a change in the Subscriber’s Plan status or the percentage of assets that constitute “plan assets” subject to the provisions of Title I of ERISA or Section 4975 of the Code, the Subscriber shall promptly notify the Fund in writing.

(p) The Subscriber has notified, or shall promptly notify, the Fund if the Subscriber is or becomes a person that may be disqualified from participating in the Fund’s acquisition of securities sold in a public offering under Rules 5130 and 5131 of the Financial Industry Regulatory Authority, as in effect from time to time.

(q) If the Subscriber is a partnership or any other entity that is treated as a partnership for U.S. income tax purposes, a grantor trust within the meaning of Sections 671-679 of the Code, or a S corporation within the meaning of Section 1361 of the Code, the Subscriber represents that at no time during the term of the Fund will 65% or more of the value of any beneficial owner’s direct or indirect interest in the Subscriber be attributable to the Subscriber’s interest in the Fund. Except as otherwise disclosed to the Fund in writing, the Subscriber is not disregarded as an entity separate from its owner within the meaning of Treasury Regulation Section 301.7701-3.

(r) None of the information concerning the Subscriber nor any statement, certification, representation or warranty made by the Subscriber in this Subscription Agreement or in any document required to be provided under this Subscription Agreement (including the Investor Questionnaire and any Form W-9 or the relevant Forms W-8 (W-8BEN, W-8BEN-E, W-8IMY, W-8ECI or W-8EXP), as applicable, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein or herein not misleading.

(s) The Subscriber agrees to provide such information and execute and deliver such documents as the Fund may reasonably request to verify the accuracy of the Subscriber’s representations and warranties herein or to comply with any law or regulation to which the Fund, the Adviser or a portfolio company of the Fund may be subject.

(t) The Subscriber, if an individual, has read carefully in its entirety, and understands and agrees with, the StepStone Group Private Debt LLC Privacy Policy attached hereto as Appendix C.

(u) The Subscriber acknowledges, agrees and confirms that the Subscriber (i) has received a copy of the LLC Agreement and has reviewed the same and understands its contents; and (ii) agrees to become a party to, to be bound by, and to comply with the terms, conditions and provisions of the LLC Agreement in the same manner as if Subscriber were an original signatory and named as a Member (as defined in the LLC Agreement) thereunder. The execution of this Subscription Agreement shall be deemed to be a counterpart signature to the LLC Agreement pursuant to Section 2.1(b) of the LLC Agreement.

(v) The Subscriber agrees that the foregoing certifications, representations, warranties, covenants and agreements shall survive the acceptance of this Subscription Agreement, the issuance of Shares to the Subscriber, and the dissolution of the Fund, without limitation as to time. Without limiting the foregoing, the Subscriber agrees to give the Fund prompt written notice in the event that any statement, certification, representation or warranty of the Subscriber contained in this Section 5 or any information provided by the Subscriber herein or in any document required to be provided under this Subscription Agreement (including the Investor Questionnaire and any Form W-9 or Forms W-8 (W-8BEN, W-8BEN-E, W-8IMY, W-8ECI or W-8EXP), as applicable, ceases to be true at any time following the date hereof.

6. Representations and Warranties of the Fund.

The Fund represents and warrants as follows (in reliance, where applicable, on the representations and warranties of the Subscriber contained in this Subscription Agreement and the representations and warranties of the Other Investors):

(a) The Fund is duly organized and validly existing as a limited liability company the laws of the State of Delaware and has all requisite corporate power to conduct the business in which it proposes to engage as described in the Memorandum.

(b) No consent, approval or authorization of, or filing or registration with, any governmental authority on the part of the Fund is required for the execution and delivery of this Subscription Agreement by it, or the issuance of Shares as contemplated thereby, except for any consents, approvals, authorizations or filings which are required under any applicable securities laws (federal, state or foreign) and which have been made or obtained prior to the Closing or are made or obtained hereafter within the time prescribed by law. All action required to be taken by the Fund as a condition to the issuance and sale of the Shares will have been taken at or before the Closing. The execution and delivery of this Subscription Agreement by the Fund will not result in the violation of, constitute a default under, or conflict with, any mortgage, indenture, contract, agreement, instrument, judgment, decree, order, statute, rule or regulation applicable to the Fund. Upon execution and delivery by the Fund, this Subscription Agreement (i) will have been duly executed and delivered by the Fund, and (ii) will constitute the legal, valid and binding obligation of the Fund, except (A) as limited by any applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting the rights and remedies of creditors generally, as from time to time in effect, (B) as limited by general principles of equity and (C) as the enforcement of remedies rests in the discretion of any court.

7. Additional Limitations on Transfer of Shares.

(a) General Restrictions on Transfer.

(i) Prior to any IPO or Exchange Listing (as such terms are defined in the Memorandum), the Subscriber may not Transfer any of its Shares unless the Transfer is made in accordance with applicable securities laws and is otherwise in compliance with the transfer restrictions set forth in Appendix D. Each transferee must agree to be bound by these restrictions and all other obligations as an investor in the Fund.

(ii) The Subscriber acknowledges that the Subscriber is aware and understands that there are other substantial restrictions on the transferability of its Shares under this Subscription Agreement, the LLC Agreement and applicable law, including the fact that (A) there is no established market for the Shares and the Fund expects that no public market for the Shares will develop; (B) the Shares are not currently, and Shareholders have no rights to require that the Shares be, registered under the Securities Act or the securities laws of the various states or any non-U.S. jurisdiction and therefore cannot be Transferred unless subsequently registered or unless an exemption from such registration is available; and (C) the Subscriber may have to hold the Shares herein subscribed for and bear the economic risk of this investment indefinitely, and it may not be possible for the Subscriber to liquidate its investment in the Fund.

8. Compliance with Specific Laws.

(a) Anti-Money Laundering.

(i) Neither the Subscriber, nor any of its affiliates or beneficial owners nor any person for whom the Subscriber is acting as agent or nominee, (A) appears on the list of Specially Designated Nationals and Blocked Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”), the list of Foreign Sanctions Evaders maintained by OFAC, the UK Sanctions List maintained by the UK HM Treasury, the European Union Consolidated Sanctions List, or any other lists of restricted parties maintained by the U.S. Government, UK Government, or European Union, nor are they otherwise a party with which any entity is prohibited to deal under the laws of the United States, United Kingdom, or European Union (“Sanctioned Person”), (B) is a senior foreign political figure or any immediate family member or close associate of a senior foreign political figure or (C) is identified as a terrorist organization on any other relevant lists maintained by governmental authorities. The Subscriber further represents and warrants that the monies used to fund the investment in the Shares are not derived from, invested for the benefit of, or related in any way to, and that no monies or dividends received as a result of the investment in the Shares will be provided to or for the benefit of any Sanctioned Person or the governments of, or persons within, any country (1) under a U.S. embargo enforced by OFAC, (2) that has been designated as a “high-risk jurisdictions subject to a call for action” or “jurisdiction with strategic deficiencies” by the Financial Action Task Force or (3) that has been designated by the U.S. Secretary of the Treasury as a “primary money laundering concern.” The Subscriber further represents and warrants that the Subscriber: (x) has conducted thorough due diligence with respect to all of its beneficial owners, (y) has established the identities of all beneficial owners and the source of each of the beneficial owner’s funds and (z) will retain evidence of any such identities, any such source of funds and any such due diligence. The Subscriber further represents and warrants that the Subscriber does not know or have any reason to suspect that (I) the monies used to fund the Subscriber’s investment in the Shares have been or will be derived from or related to any illegal activities, including money laundering activities, and will not be, directly or indirectly derived from activities that may contravene federal, state or international laws and regulations, including anti-money laundering laws and regulations, and (II) the proceeds from the Subscriber’s investment in the Shares will be used to finance any illegal activities. Subscriber represents that all evidence of identity provided is genuine.

(ii) The Subscriber shall provide to the Fund at any time such information as the Fund determines to be necessary or appropriate (A) to comply with the anti-money laundering laws, rules and regulations of any applicable jurisdiction and (B) to respond to requests for information concerning the identity of such Subscriber from any governmental authority, self-regulatory organization or financial institution in connection with its anti-money laundering compliance procedures (which, notwithstanding anything in the Fund’s privacy policies and/or Section 15 of this Subscription Agreement to the contrary, may then be disclosed to such persons), or to update such information. Such information may include, with respect to any Subscriber that is a natural person, the Subscriber’s full legal name, date of birth, residential street address and identification number. The Subscriber hereby represents that the Subscriber is in compliance with all such laws. Failure to provide such information upon request may result in the compulsory redemption or transfer of the Subscriber’s Shares. Subscriber represents that all evidence of identity provided is genuine.

(iii) To comply with applicable U.S. anti-money laundering laws and regulations, all payments and contributions by the Subscriber to the Fund, and all payments and distributions to the Subscriber, shall only be made in the Subscriber’s name and to and from a bank account of a bank based or incorporated in or formed under the laws of the United States or that is regulated in and either based or incorporated in or formed under the laws of the United States and that is not a “foreign shell bank” within the meaning of the U.S. Bank Secrecy Act (31 U.S.C. § 5311 et seq.), as amended, and the regulations promulgated thereunder by the U.S. Department of the Treasury, as such regulations may be amended.

(b) Affirmation. The representations and warranties set forth in this Section 8 shall be deemed repeated and reaffirmed by the Subscriber to the Fund as of each date that the Subscriber receives dividends or other distributions from (even if such distribution is reinvested pursuant to the Distribution Reinvestment Plan), the Fund. If at any time during the term of the Fund, the representations and warranties set forth in this Section 8 cease to be true, the Subscriber shall promptly so notify the Fund in writing.

(c) Remedies for Failure to Comply with Section 8. The Subscriber understands and agrees that the Fund may not accept any amounts from the Subscriber if the Subscriber cannot make the representations set forth in this Section 8, and may require the compulsory Transfer of the Subscriber’s Shares. In addition, the Subscriber understands and agrees that, in addition to the foregoing remedial measures in order to comply with governmental regulations or if the Fund determines in its sole discretion that such action is in the best interests of the Fund, the Fund may “freeze the account” of the Subscriber, either by prohibiting additional investments in the Fund by the Subscriber, refusing to process a distribution to the Subscriber or suspending other rights the Subscriber may have against the Fund under this Subscription Agreement or under the LLC Agreement. The Fund or the Adviser may be required to report such action or confidential information relating to the Subscriber (including disclosing the Subscriber’s identity) to regulatory authorities.

9. FATCA Compliance. The Subscriber acknowledges and agrees that, in order to comply with the provisions of the U.S. Foreign Account Tax Compliance Act (“FATCA”) and avoid the imposition of U.S. federal withholding tax, the Fund and the Adviser may from time to time require further information or documentation from the Subscriber and, if and to the extent required under FATCA, the Subscriber’s direct and indirect beneficial owners (if any), relating to or establishing such person’s identity, residence (or jurisdiction of formation) and income tax status, and may provide or disclose such information and documentation to the U.S. Internal Revenue Service.  The Subscriber agrees that it shall provide such information and documentation concerning itself and its beneficial owners (if any), as and when requested by the Fund or the Adviser sufficient for the Fund, as applicable, to comply with its obligations under FATCA. The Subscriber acknowledges that, if the Subscriber does not provide the information and documentation requested by the Fund, the Fund may, at its sole option and in addition to all other remedies available at law or in equity, immediately redeem or require compulsory Transfer of the Subscriber’s Shares, prohibit the Subscriber from purchasing additional Shares or participating in additional investments in the Fund. The Subscriber hereby agrees to indemnify and hold harmless the Fund from any and all withholding taxes, interest, penalties and other losses or liabilities suffered by the Fund on account of the Subscriber not providing all requested information and documentation in a timely manner. The Subscriber shall have no claim against the Fund, the Adviser or any of their respective affiliates for any form of damages or liability as a result of any of the aforementioned actions.

10. Subscriber Information.

The Fund reserves the right to request such information as is necessary to verify the identity of the Subscriber or as may reasonably be requested by the Fund in connection with its operations. The Subscriber shall promptly on demand provide such information and execute and deliver such documents as the Fund may request to verify the accuracy of the Subscriber’s representations and warranties or as required for the Fund’s operations. In the event of delay or failure by the Subscriber to produce any information required for verification purposes, or if otherwise required by law or regulation, the Fund may refuse to accept the Subscription or may refuse to process a distribution until proper information has been provided.

The Subscriber agrees further that the Fund shall be held harmless and indemnified against any loss, claim, cost, damage or expense arising as a result of a failure to process any subscription or distribution if such information as has been required by the Fund has not been provided by the Subscriber or which the Fund may suffer as a result of any violations of law committed by the Subscriber.

11. Applicable Law; Venue; Waiver of Jury Trial.

THIS SUBSCRIPTION AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE INTERPRETED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF DELAWARE. To the fullest extent permitted by applicable law, and unless otherwise agreed by the Fund in writing, the Subscriber hereby irrevocably and unconditionally (i) consents to and accepts for itself and in respect of its property, generally, the exclusive jurisdiction of the courts of the State of New York located in New York County or the U.S. District Court for the Southern District of New York located in New York County for the resolution of all matters arising out of or related to this Subscription Agreement and agrees that any legal action or proceeding arising out of or related to this Subscription Agreement seeking any relief whatsoever shall be brought in the foregoing courts and not in any other court in any other jurisdiction, (ii) waives any claim that such courts lack personal jurisdiction over it, and agrees not to plead or claim, in any legal action or proceeding arising out of or related to this Subscription Agreement, that such courts lack personal jurisdiction over it, (iii) waives any objection that it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or related to this Subscription Agreement brought in the aforesaid courts and hereby further irrevocably waives, to the fullest extent permitted by applicable law, and agrees not to plead or claim in any such court the claim that any such action or proceeding has been brought in an inconvenient forum and (iv) WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT THAT THE SUBSCRIBER MAY HAVE TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION DIRECTLY OR INDIRECTLY BASED UPON OR ARISING OUT OF OR DIRECTLY OR INDIRECTLY RELATED TO THIS SUBSCRIPTION AGREEMENT.

12. Notices.

All notices and other communications hereunder shall be in writing and shall be sufficiently given if personally delivered or sent by registered or certified mail, return receipt requested, hand delivery, overnight courier, facsimile transmission with transmission confirmed, or electronic mail addressed as follows: (i) if intended for the Fund, to the Fund’s principal office (if notice is hand delivered or sent by registered or certified mail or by overnight courier) or to the email address set forth below in this Section 12; and (ii) if intended for any Subscriber, to the address of such Subscriber (if notice is hand delivered or sent by registered or certified mail or by overnight courier) or the email address set forth on the signature page hereto, or to such other address as the Fund or such Subscriber, as applicable, may designate by written notice. Notices shall be deemed to have been given (i) on the date of service when personally delivered (ii), if mailed or sent by overnight courier, on the date on which received, (iii) on the date of service or transmission if sent by facsimile transmission or electronic mail (provided, that if such service or transmission is not on a business day or is after normal business hours, then such notice shall be deemed given on the next business day); provided, that notices of a change of address shall not be deemed given until the actual receipt thereof. The provisions of this Section 12 shall not prohibit the giving of written notice in any other manner; any such written notice shall be deemed given only when actually received.

If to the Fund, to:

StepStone Private Credit Fund LLC

450 Lexington Avenue, 31st Floor

New York, NY 10017

Attn: Joseph Cambareri

E-mail: scred@stepstonegroup.com

13. Power of Attorney.

By executing this Subscription Agreement, the Subscriber hereby makes, constitutes and appoints the Fund with full power of substitution, its true and lawful attorney-in-fact, in its name, place and stead for its use and benefit, to approve, execute, acknowledge, swear to, file and record:

(a) any and all filings required to be made by the Subscriber under the Exchange Act with respect to any of the Fund’s securities that may be deemed to be beneficially owned by the Subscriber under the Exchange Act;

(b) all certificates and other instruments deemed advisable by the Fund in order for the Fund to enter into any borrowing or other financing arrangement;

(c) all certificates and other instruments deemed advisable by the Fund to comply with the provisions of this Subscription Agreement and applicable law or regulation to permit the Fund to become or to continue as a BDC;

(d) all conveyances and other instruments necessary or appropriate to effect the dissolution and liquidation of the Fund;

(e) all other instruments or papers not inconsistent with the terms of this Subscription Agreement that may be required by law to be filed on behalf of the Fund; and

(f) any amendment or modification to any of the foregoing and all other certificates, instruments and documents which said attorney-in-fact determines in its sole discretion are necessary or desirable to effectuate the provisions of this Subscription Agreement or any Other Subscription Agreements and the purposes of the Fund.

It is expressly acknowledged by the Subscriber that the foregoing power of attorney is coupled with an interest and shall survive death or legal incapacity of the Subscriber, and is irrevocable. Such power of attorney may be exercised by said attorney-in-fact either by signing separately as attorney-in-fact for each of the Investors or by listing all the Investors with a single signature as attorney-in-fact for all of them. Such power of attorney shall survive the termination or dissolution of the Subscriber or the assignment of its interest in the Fund; provided, however, that such power of attorney will so survive only to the extent necessary to enable said attorney-in-fact to effect substitution (if approved by the Fund) of the Subscriber’s successor-in-interest. Subscriber hereby waives any and all defenses which may be available to contest, negate or disaffirm the actions of said attorney-in-fact taken in good faith under such power of attorney. Notwithstanding anything to the contrary herein, Subscriber acknowledges that neither the Fund nor its affiliates, by virtue of the foregoing power of attorney, are assuming any of the Subscriber’s responsibilities to make filings under the Exchange Act or otherwise with respect to any of the Fund’s securities that may be deemed to be beneficially owned by the Subscriber.

This power of attorney does not supersede the terms of this Subscription Agreement or any written agreement between the Fund and the Subscriber nor is it to be used to deprive the Subscriber of its rights as a Shareholder, and is intended only to provide a simplified system for execution of documents. The Subscriber shall execute and deliver to the Fund, within five days after the receipt of a request therefor, such confirmatory powers of attorney as the Fund may request.

14. Effect of Representations; Survival; Indemnity

The Subscriber understands that the offer and sale of the Shares is being made in reliance on specific exemptions from requirements of federal and state securities laws and that the Fund, and the controlling persons thereof, will rely on the representations, warranties, agreements, acknowledgements and understandings of the Subscriber set forth herein in determining the applicability of such exemptions. The Subscriber hereby confirms that all such representations and warranties will remain true and complete on the date of acceptance by the Fund of the Subscriber’s subscription hereunder.

This Subscription Agreement, including all representations and warranties of the Subscriber contained herein, shall survive the sale of the Shares to the Subscriber.

To the fullest extent permitted under applicable law, the Subscriber agrees to indemnify and hold harmless the Fund, the Adviser and their respective affiliates, and each partner, member, shareholder, officer, director, trustee, employee and agent thereof (the “Indemnified Parties”), from and against any loss, damage or liability due to or arising out of a breach of any representation, warranty or agreement of the Subscriber contained in this Subscription Agreement (including the Investor Questionnaire) or in any other document provided by the Subscriber to the Fund or in any agreement executed by the Subscriber in connection with the Subscriber’s investment in Shares.

15. Confidentiality. The Subscriber acknowledges that this Subscription Agreement, the Memorandum, the other Operative Documents and other information relating to the Fund (the “Confidential Information”) have been and will be submitted to the Subscriber on a confidential basis for use solely in connection with the Subscriber’s consideration of the purchase of Shares. In addition, Confidential Information includes non-public information regarding the Adviser, the Fund, their respective affiliates and any other investment vehicles whose investment adviser is the Adviser or an affiliate of the Adviser, as well as information regarding the investment portfolios or proposed investments of such entities, in each case that is provided to the Subscriber in connection with its investment in the Fund. Subscriber agrees to comply with all laws, including securities laws, concerning Confidential Information, and Subscriber agrees that it shall not trade in the securities of any issuer about which Subscriber receives material non-public information under this Subscription Agreement or in its capacity as a holder of Shares and shall refrain from such trading until any material non-public information no longer constitutes material non-public information. The Subscriber agrees that, without the prior written consent of the Fund (which consent may be withheld at the discretion of the Fund), the Subscriber shall not (a) reproduce the Memorandum, the other Operative Documents or any other Confidential Information, in whole or in part, or (b) disclose the Memorandum, the other Operative Documents or any other Confidential Information to any person who is not an officer or employee of the Subscriber who is involved in its investments, or partner (general or limited) or affiliate of the Subscriber (it being understood and agreed that if the Subscriber is a pooled investment fund, it shall only be permitted to disclose the Memorandum, the other Operative Documents or other Confidential Information if the Subscriber has required its investors to enter into confidentiality undertakings no less onerous than the provisions of this Section 15 and the Subscriber remains liable for any breach of this Section 15 by its investors), except to the extent (i) such information is in the public domain (other than as a result of any action or omission of the Subscriber or any person to whom the Subscriber has disclosed such information) or (ii) such information is required by applicable law or regulation to be disclosed, in which case the Subscriber shall first notify the Fund of such requirement (unless such notification is prohibited by law) so that the Fund may pursue a protective order or other appropriate remedy or waive compliance with the terms of this Section 15, and if a protective order or other appropriate remedy is not obtained, or if the Fund waives compliance with the terms of this Section 15, then the Subscriber shall disclose only that portion of Confidential Information that the Subscriber is advised by counsel is legally required to be disclosed and shall use its commercially reasonable efforts to protect the confidentiality of such information disclosed, including by requesting that confidential treatment be accorded such information. The Subscriber further agrees to return the Memorandum, the other Operative Documents and other Confidential Information upon the Fund’s request therefor. The Subscriber acknowledges and agrees that monetary damages would not be sufficient remedy for any breach of this Section 15 by the Subscriber and that, in addition to any other remedies available to the Fund in respect of any such breach, the Fund shall be entitled to specific performance and injunctive or other equitable relief as a remedy for any such breach.

16. Independent Nature of Subscribers’ Obligations and Rights.

The obligations of the Subscriber hereunder are several and not joint with the obligations of any Other Investor. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by the Subscriber pursuant hereto or thereto, shall be deemed to constitute the Shareholders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Shareholders are in any way acting in concert with respect to such obligations or the transactions contemplated by this Subscription Agreement.

17. Construction.

The captions used herein are intended for convenience of reference only, and shall not modify or affect in any manner the meaning or interpretation of any of the provisions of this Subscription Agreement.

As used herein, the singular shall include the plural, the masculine gender shall include the feminine and neuter, and the neuter gender shall include the masculine and feminine, unless the context otherwise requires.

The words “hereof,” “herein,” and “hereunder,” and words of similar import, when used in this Subscription Agreement shall refer to this Subscription Agreement as a whole and not to any particular provision of this Subscription Agreement.

All references herein to Sections shall be deemed to refer to Sections of this Subscription Agreement, unless specified to the contrary.

Whenever the words “include”, “includes” or “including” are used in this Subscription Agreement, they shall be deemed to be followed by the words “without limitation”, whether or not they are in fact followed by those words or words of like import.

Nothing in this Subscription Agreement shall be deemed to create any right in or benefit for any individual or entity other than the Fund and the Subscriber and this Subscription Agreement shall not be construed in any respect to be for the benefit of, and no provision of this Subscription Agreement may be enforced by, any such person, except any Indemnified Party may enforce its rights under Section 14 hereof.

18. Severability

If any one or more of the provisions contained in this Subscription Agreement, or any application thereof, shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and all other applications thereof shall not in any way be affected or impaired thereby.

19. Consent to Electronic Delivery.

The Subscriber acknowledges that it has received this Subscription Agreement electronically as a pdf document and that it has read Section V of Appendix A of the Investor Questionnaire attached hereto relating to consents to electronic delivery of Fund reporting (including Fund statements, commentary, and shareholder letters and notices) and/or tax information in respect of the Shares.

20. Entire Agreement.

This Subscription Agreement, together with any other document that may be delivered in connection herewith and signed by both parties hereto, sets forth the entire understanding among the parties relating to the subject matter hereof, any and all prior correspondence, conversations, and memoranda or other writings being merged herein and replaced and being without effect hereon. No promises, covenants or representations of any character or nature other than those expressly stated herein or in any such other document have been made to induce any party to enter into this Subscription Agreement.

*            *          *

The undersigned Subscriber understands that the representations and warranties in the Subscription Agreement and the information in the attached Investor Questionnaire and other appendices hereto will be relied upon by the Fund and the Adviser for the purpose of determining the eligibility of the Subscriber to purchase and own Shares. In the event that the undersigned Subscriber is acting as nominee or custodian for another person or entity (or persons or entities) for whose account(s) the Shares are being purchased and held, the undersigned acknowledges, agrees, represents and warrants that all representations, warranties and covenants given in the Subscription Agreement and in the attached Investor Questionnaire and other appendices are also given as to the underlying person or entity (or persons or entities) for whose account(s) the Shares are being purchased and held. The undersigned Subscriber agrees to notify the Fund immediately if any representation or warranty contained in the Subscription Agreement or any of the information in the Investor Questionnaire or other appendices becomes untrue at any time (including, where the undersigned Subscriber is a nominee or other custodian, with respect to the other person or entity (or persons or entities) for whose account(s) the Shares are being purchased and held). The undersigned Subscriber agrees to provide, if requested by the Fund, any additional information that may reasonably be required to substantiate the status of the undersigned Subscriber (or, where the undersigned Subscriber is a nominee or other custodian, of the other person or entity (or persons or entities) for whose account(s) the Shares are being purchased and held) as an accredited investor or to otherwise determine the eligibility of the undersigned Subscriber (or, where the undersigned Subscriber is a nominee or other custodian, of the other person or entity (or persons or entities) for whose account(s) the Shares are being purchased and held) to purchase Shares in the Fund. To the fullest extent permitted by law, the undersigned Subscriber agrees to indemnify and hold harmless the Fund, the Adviser, and each trustee/director, officer, affiliate, partner or member thereof, from and against any loss, damage or liability due to or arising out of a breach of any representation, warranty or agreement of the undersigned Subscriber (or, where the undersigned Subscriber is a nominee or other custodian, of the other person or entity (or persons or entities) for whose account(s) the Shares are being purchased and held) contained herein.

[Signature Pages Follow]

StepStone Private Credit Fund LLC

Subscription Agreement Signature Page

IN WITNESS WHEREOF, the Subscriber has executed this Subscription Agreement as of ____________________, 20__, for $_________________________________ of Shares.

Subscribers who are Individuals	Subscribers other than Individuals

Name of the Subscriber	Name of the Subscriber (exactly as it appears in the Subscriber’s organizational documents)

Signature of Subscriber	Signature of Authorized Signatory

Print Name	Print Name of Authorized Signatory

Social Security Number of Subscriber	Title of Authorized Signatory

Date of Birth of Subscriber	Federal Tax Identification Number (if applicable)

Email Address of Subscriber	Email Address of Subscriber

Record Address of the Subscriber (P.O. Boxes cannot be accepted)* *:	Record Address of the Subscriber (P.O. Boxes cannot be accepted)* *:

Signature (joint owner, if applicable)

Print Name (joint owner, if applicable)

Social Security Number (joint owner, if applicable)

Date of Birth (joint owner, if applicable)

Name of Trustees or Fiduciaries exercising investment discretion with respect to the Subscriber:

Signature	Printed Name	Title	Physical Street Address	Federal Tax Identification Number	Date of Birth

If applicable, the custodian of the Subscriber, including a custodian for an IRA, should complete and sign the bottom line of this signature page

Signature	Printed Name	Title	Physical Street Address	Federal Tax Identification Number	Date of Birth

**	The record address should be the legal residence address where the Subscriber files tax returns.

The foregoing Subscription Agreement is accepted and agreed by the Fund, for $_________________________________ of Shares, as of __________________, 20___.

StepStone Private Credit Fund LLC

By:
Name:
Title:

WIRE TRANSFER INSTRUCTIONS:

Bank: [●]

SWIFT: [●]

ABA: [●]

Account #: [●]

Account Name: [●]

For the benefit of: StepStone Private Credit Fund LLC

Payment Details: Include Subscriber Name, Routing or SWIFT number of Subscriber’s Bank, and Subscriber’s Bank Account Number

ADDITIONAL REPRESENTATION WITH RESPECT TO INVESTMENT FOR AN IRA

If the Subscriber is an individual retirement account (an “IRA”) and the custodian or trustee of the IRA has executed this Subscription Agreement on the signature page, then the individual who established the IRA: (i) has directed the custodian or trustee of the Subscriber to execute this Subscription Agreement on the signature page; and (ii) has signed below to indicate that he or she has reviewed, directed and certifies to the accuracy of the representation and warranties made by the Subscriber herein.

Print Name

Signature

Name and Address of Custodian and Contact Individual:

Account or other Reference Number:

Trustee/Custodian’s Tax I.D. Number:

**** IRA custodian or trustee in every case must sign acknowledgment on next page****

ira Custodian/trustee ACKNOWLEDGEMENT:

The undersigned, being the custodian or trustee of the above-named individual retirement account, hereby accepts and agrees to this subscription.

Name of Custodian or Trustee

By:
Signature of Authorized Signatory

Name of Authorized Signatory

APPENDIX A

StepStone Private Credit Fund LLC

INVESTOR QUESTIONNAIRE

Please complete each Section of this Investor Questionnaire.

I. General Information.

1. If Subscriber is not holding for the Subscriber’s own account, provide the name, and residential street address for whom the interest is being held:

2. Investor category of Subscriber (check all that apply)

_____	Individual U.S. person[1] (including your trust)	_____	Banking or thrift institution
_____	Individual Non-U.S. person (including trust)	_____	State or municipal government entity (excluding pension plans)
_____	Broker-dealer	_____	SEC-regulated BDC
_____	Insurance company	_____	State or municipal pension plan
_____	Investment company registered with SEC	_____	Sovereign wealth fund and
_____	Private fund		foreign official institutions
_____	Non-profit	_____	Other Non-U.S. person
_____	Pension plan (excluding government plans)	_____	Other (describe):

3. Form of Subscriber (check all that are applicable):

_____	Individual	_____	Grantor trust
_____	Joint tenants	_____	Other trust
_____	Tenants in common	_____	IRA/Keough Plan/SEP
_____	Limited partnership	_____	Other Employee benefit plan
_____	General partnership	_____	Non-profit, endowment or foundation
_____	Limited liability company	_____	Other exempt organization
_____	C corporation	_____	Nominee
_____	S corporation	_____	Fiduciary
_____	Estate	_____	Disregarded entity
		_____	Other (describe):_____________________

4. Tax year end (month and day): _____________________

5. Is the Subscriber a non-U.S. corporation, company, fund, trust or person?

☐ Yes. If selected, the Subscriber represents that (a) it is not a “U.S. person” in accordance with Regulation S and is not investing for the direct or indirect benefit of a U.S. Person as within the meaning of Regulation S under the Securities Act; (b) no offers to sell or to purchase the Shares were made to the Subscriber or by the Subscriber while the Subscriber was in the United States; (c) the Subscriber was not in the United States at the time the offer was accepted; and (d) at the time the Subscriber’s subscription for Shares was originated, the Subscriber was outside the United States, except for offers and sales to discretionary or similar accounts (other than an estate or trust) held for the benefit or account of a non-U.S. Person (as within the meaning of Regulation S under the Securities Act) by a dealer or other professional fiduciary organized, incorporated or resident in the United States.

☐ No

Is the Subscriber a “fund of funds”? ☐  Yes       ☐ No

6. If the Subscriber is an individual, or if the Subscriber is an entity in which an individual holds, directly or indirectly, more than five percent of the ownership or beneficial interests, please identify (i) all such individuals, and (ii) all entities for which such individuals serve as employee, officer or director.

[1]	“U.S. person” has the meaning set forth in Regulation S promulgated under the Securities Act.

STEPSTONE PRIVATE CREDIT Fund LLC

INVESTOR QUESTIONNAIRE

II. Accredited Investor Status

The Subscriber represents and warrants that it is an “accredited investor” within the meaning of Regulation D under the U.S. Securities Act of 1933, as amended (the “Securities Act”), and has indicated below each category under which the Subscriber qualifies as an accredited investor. Check all applicable categories.

The Subscriber is:

____	(i)	A bank, as defined in Section 3(a)(2) of the Securities Act, whether acting in regard to this offering in its individual or a fiduciary capacity.

____	(ii)	A savings and loan association or other institution, as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in regard to this offering in its individual or a fiduciary capacity.

____	(iii)	A broker or dealer registered pursuant to Section 15 of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”).

____	(iv)	An insurance company, as defined in Section 2(a)(13) of the Securities Act.

____	(v)	An investment company registered under the U.S. Investment Company Act of 1940, as amended (the “Investment Company Act”).

____	(vi)	A business development company, as defined in Section 2(a)(48) of the Investment Company Act.

____	(vii)	A private business development company, as defined in Section 202(a)(22) of the U.S. Investment Advisers Act of 1940, as amended (the “Investment Advisers Act”).

____	(viii)	An investment adviser registered pursuant to Section 203 of the Investment Advisers Act or registered pursuant to the laws of a state or relying on the exemption from registering with the Securities and Exchange Commission under section 203(l) or (m) of the Investment Advisers Act.

____	(ix)	A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended.

____	(x)	A Rural Business Investment Company as defined in Section 384A of the Consolidated Farm and Rural Development Act.

____	(xi)	An employee benefit plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000.

STEPSTONE PRIVATE CREDIT Fund LLC

INVESTOR QUESTIONNAIRE

____	(xii)	An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), if the investment decision regarding this offering was made by a plan fiduciary (as such term is defined in Section 3(21) of ERISA) which is either a bank, savings and loan association, insurance company or investment adviser duly registered under the Investment Advisers Act.

____	(xiii)	An employee benefit plan within the meaning of ERISA with total assets in excess of $5,000,000, whether or not the investment decision regarding this offering was made by a bank, insurance company or registered investment adviser.

____	(xiv)	An employee benefit plan within the meaning of ERISA which is a self-directed plan with investment decisions made solely by persons described in one or more of the categories in this Section II.

●	If the Subscriber checked this statement, or the Subscriber is otherwise a participant directed plan, please provide a list of all decision-makers and a completed Investor Questionnaire from each decision-maker.

____	(xv)	Either (A) a corporation, (B) a Massachusetts or similar business trust, (C) a partnership, (D) a limited liability company, or (E) an organization described in Section 501(c)(3) of the Internal Revenue Code, in any case not formed for the specific purpose of acquiring the Shares and having total assets in excess of $5,000,000.

____	(xvi)	A natural person whose individual net worth, or joint net worth with his or her spouse or spousal equivalent (defined as “a cohabitant occupying a relationship generally equivalent to that of a spouse”), excluding the value of his or her primary residence, exceeds $1,000,000[2].

____	(xvii)	A natural person who had individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse or spousal equivalent (defined as “a cohabitant occupying a relationship generally equivalent to that of a spouse”) in excess of $300,000 in each of those years and who reasonably expects income in excess of such amounts in the current year.

____	(xviii)	A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring Shares whose purchase is directed by a person who has, alone or together with his or her purchaser representative (as defined in the aforementioned Regulation D), such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of this investment.

[2]	For purposes of this net worth calculation, you may exclude the amount of indebtedness secured by the Subscriber’s primary residence up to the amount of the estimated fair market value of such residence. However, if the amount of the indebtedness secured by the Subscriber’s primary residence exceeds the value of such residence, the amount of that excess debt should be treated as a liability and deducted from Subscriber’s net worth. In addition, indebtedness secured by the Subscriber’s primary residence that is incurred within sixty (60) days of the date of subscription must be included as a liability unless such indebtedness is incurred in connection with the acquisition of the Subscriber’s primary residence.

STEPSTONE PRIVATE CREDIT Fund LLC

INVESTOR QUESTIONNAIRE

____	(xix)	A trust pursuant to which the grantor(s) of the trust may revoke the trust at any time and regain title to the trust assets and has (have) retained sole or shared investment control over the assets of the trust, and the (each) grantor is described by one or more of the categories set forth in this Section II in which case the Subscriber has so notified the Fund in writing that it is relying on this clause (xix), and agrees to provide the Fund with information requested by it respecting each grantor of the trust.

____	(xx)	A partnership, corporation or other entity (other than a trust) in which all of the equity holders are persons or entities described by one or more of the categories set forth in this Section II, in which case the Subscriber has so notified the Fund in writing that it is relying on this clause (xx), and agrees to provide the Fund with information requested by it respecting the Subscriber’s equity holders.)[3]

____	(xxi)	A “family office,” as defined in Rule 202(a)(11)(G)-1 under the Investment Advisers Act with assets under management in excess of $5,000,000, that is not formed for the specific purpose of acquiring the Shares, and whose prospective investment is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment.

____	(xxii)	A “family client,” as defined in Rule 202(a)(11)(G)-1 under the Investment Advisers Act, of a family office defined in clause (xxi) above (and whose prospective investment in the Shares is directed by such family office).

____	(xxiii)	A natural person who holds at least one of the following licenses in good standing: a Series 7, Series 65 or Series 82 license.

____	(xxiv)	An entity, not formed for the specific purpose of acquiring the securities offered, which owns in excess of $5 million in “investments” (as defined in Rule 2a51-1(b) under the Investment Company Act).

____	(xxv)	Not a person or entity described by one or more of the categories set forth in this Section II.

[3]	In reviewing equity ownership, it is permissible to look through various forms of equity ownership to natural persons.

STEPSTONE PRIVATE CREDIT Fund LLC

INVESTOR QUESTIONNAIRE

III. Supplemental Information

1.	Is the Subscriber, or will the Subscriber be, an individual retirement account or other Benefit Plan Investor (as defined below) or is it or will it use the assets of an entity or other Person that is or will in the future be a Benefit Plan Investor to invest in the Fund?

☐ yes	☐ no

A “Benefit Plan Investor” is as defined in 29 C.F.R. § 2510.3-101, as modified by Section 3(42) of ERISA, and includes:

●	Any “employee benefit plan” as defined in Section 3(3) of ERISA that is subject to ERISA.

●	Any “plan” described in Section 4975(e)(1) of the Code that is subject to Section 4975 of the Code. Such a plan includes, without limitation, an “individual retirement account” described in Section 408 or 408A of the Code, a Keogh plan, an Archer MSA described in Section 220(d) of the Code, a Coverdell education savings account described in Section 530 of the Code and a health saving account described in Section 223(d) of the Code.

●	Any entity that is or would be deemed to be using “plan assets” (within the meaning of Section 3(42) of ERISA) to purchase or hold its investments.

A Benefit Plan Investor can also be an insurance-company general account, the assets of which are considered for purposes of ERISA or Section 4975 of the Code to be assets of a Benefit Plan Investor.

a. Is the Subscriber, or will the Subscriber be an “employee benefit plan” as defined in Section 3(3) of ERISA that is subject to Title I of ERISA? ☐ yes ☐ no

b. Is the Subscriber, or will the Subscriber be, any “plan” described in Section 4975(e)(1) of the Code that is subject to Section 4975 of the Code? ☐ yes ☐ no

2.

Is the Subscriber, or will the Subscriber be, an entity (other than an insurance company general account) whose underlying assets are deemed to constitute “plan assets” subject to ERISA or Section 4975 of the Code by reason of investment in such entity by other Benefit Plan Investors?

☐ yes             ☐ no

3.

Answer this Question 3 only if the answer to Question (2) above is “yes”: What is the maximum percentage of the Subscriber’s assets that constitutes or may in the future constitute “plan assets” subject to ERISA or Section 4975 of the Code?

  _____________%

STEPSTONE PRIVATE CREDIT Fund LLC

INVESTOR QUESTIONNAIRE

4.

If the Subscriber is or will be an insurance company using assets of its general account (directly or indirectly), does or will any portion of the underlying assets in its general account constitute “plan assets” subject to ERISA or Section 4975 of the Code?

☐ yes             ☐ no

5.

Answer this Question 5 only if the answer to Question (4) above is “yes”: What is the maximum percentage of the assets in the Subscriber’s general account as a whole that constitutes or may in the future constitute “plan assets” subject to ERISA or Section 4975 of the Code?

  _____%

Without limiting the remedies available in the event of a breach, the Subscriber agrees promptly to notify the Fund and the Adviser in writing if there is a change in the percentage as set forth in Question (3) or Question (5) above and at such other time or times as the Fund or the Adviser may request.

6.

(a) Is the Subscriber a private investment company which is not registered under the 1940 Act in reliance on:

Section 3(c)(1) thereof? ☐ yes ☐ no

Section 3(c)(7) thereof? ☐ yes      ☐ no

(b) Does the amount of the Subscriber’s subscription for Shares exceed 40% of the total assets (on a consolidated basis with its subsidiaries) of the Subscriber?

☐ yes             ☐ no

7.

Is the Subscriber an “investment company” registered or required to be registered under the 1940 Act or a “business development company,” as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended?

☐ yes             ☐ no

8.	This question is for Non-U.S. Persons only (including Subscribers acting for beneficial owners that are Non-U.S. Persons). If the Subscriber is a U.S. Person, please skip this question 8.

8a.	Does the Subscriber qualify as an integral part or a controlled entity of a foreign government for purposes of Section 892 of the Code (for example, certain sovereign wealth funds)? ☐ yes ☐ no

If	“yes,” please furnish an executed copy of form W-8EXP.

8b.	Does the Subscriber qualify as a pension fund entitled to an exemption from withholding tax on dividends under an applicable tax treaty? ☐ yes ☐ no

If “yes,” please indicate the relevant treaty below and on an executed copy of form W 8BEN E. Applicable Treaty: _______________________________________________

8c.	Does the Subscriber qualify for a reduced rate of withholding tax on dividends under any applicable tax treaty? ☐ yes ☐ no

If “yes,” please indicate the relevant treaty below and on an executed copy of form W 8BEN E. Applicable Treaty: _______________________________________________

STEPSTONE PRIVATE CREDIT Fund LLC

INVESTOR QUESTIONNAIRE

Related Parties/Other Beneficial Parties

9.	Is the Subscriber or will the Subscriber be a person (including an entity) that has discretionary authority or control with respect to the assets of the Fund or a person who provides investment advice with respect to the assets of the Fund or an “affiliate” of such a person (a “Controlling Person”)? For purposes of this representation, an “affiliate” is any person controlling, controlled by or under common control with any such person, including by reason of having the power to exercise a controlling influence over the management or policies of such person.

☐ yes	☐ no

10.	To the best of the Subscriber’s knowledge, does the Subscriber control, or is the Subscriber controlled by or under common control with, any other investor in the Fund?

☐ yes	☐ no

If the question above was answered “Yes,” please indicated the name of such other investor in the space below:

_________________________________________________

11.	Will any other person or persons have a beneficial interest in the Shares to be acquired hereunder (other than as a shareholder, partner, policy owner or other beneficial owner of equity interests in the Subscriber)? (By way of example, and not limitation, a “nominee” Subscriber or a Subscriber who has entered into swap or other synthetic or derivative instruments or arrangements with regard to the Shares to be acquired herein would check “Yes.”)

☐ yes	☐ no

If either question above was answered “Yes,” please contact the Fund for additional information that will be required.

BHC Investor Status

12.	Is the Subscriber a “BHC Investor”?*

☐ yes	☐ no

*A “BHC Investor” is defined as a Subscriber that is a bank holding company, as defined in Section 2(a) of the Bank Holding Company Act of 1956, as amended (the “BHC Act”), a non-bank subsidiary (for purposes of the BHC Act) of a bank holding company, a foreign banking organization, as defined in Regulation K of the Board of Governors of the Federal Reserve System (12 C.F.R. § 211.23) or any successor regulation, or a non-bank subsidiary (for purposes of the BHC Act) of a foreign banking organization which subsidiary is engaged, directly or indirectly in business in the United States and which in any case holds Shares for its own account.

New York State Tax Domicile

13.	Is the Subscriber’s tax domicile the State of New York?

☐ yes	☐ no

STEPSTONE PRIVATE CREDIT Fund LLC

INVESTOR QUESTIONNAIRE

IV. Distribution Reinvestment Plan.

The Fund will adopt a distribution reinvestment plan under which cash distributions to Shareholders will be automatically reinvested for additional Shares. Subscribers may opt out of the plan by checking the box below. Elections may be altered in accordance with the terms of such distribution reinvestment plan:

☐ Opt-out of Distribution Reinvestment Plan

V. Consent to Electronic Delivery of Fund Reports/Notices and/or Tax Information

Instructions: Please check the box below or otherwise deliver a signed consent to the Fund along with your subscription documents to confirm that (a) the Subscriber consents to electronic receipt of Fund reporting (including Fund statements, commentary, and shareholder letters and notices) and/or tax information in respect of its Shares and (b) the Subscriber is able to open pdf documents and other electronic files, in each case as made available on the Fund’s investor portal or sent to the Subscriber’s email address on the signature page hereto or to such other email address the Subscriber may designate by written notice to the Fund.

☐ Yes. I consent to electronic delivery of Fund reports/notices and/or tax information as set forth above.

If you choose not to consent to electronic delivery of Fund reporting (including Fund statements, commentary, and shareholder letters and notices) and/or tax information as set forth above or if you subsequently withdraw your consent to such electronic delivery, paper copies of such documents or tax information will be furnished to you via U.S. mail or UPS / FedEx.

Such consent applies to all Fund reporting, statements, commentary, and shareholder letters and notices) and/or tax information, as applicable, required to be furnished to you by the Fund after this consent is given and until the Fund receives a withdrawal of such consent.

Notwithstanding your consent, you are entitled to receive paper copies of such documents and tax information upon request. The Fund will NOT treat your request for paper copies as a withdrawal of your consent. If you wish to withdraw consent, you understand that you must do so affirmatively.

You may withdraw consent by contacting StepStone Private Credit Fund LLC, 450 Lexington Avenue, 31st Floor, New York, NY 10017, Attn: Corporate Secretary (or at such updated address as the Fund may communicate to the Subscribers from time to time). The withdrawal of consent will be effective within 60 calendar days of receipt by the Fund and will be confirmed in writing by the Fund (including the date on which the withdrawal will take effect). A withdrawal of consent does not apply to any documents or tax information furnished electronically before the withdrawal takes effect.

If the Subscriber has received the Subscription Agreement (including this Investor Questionnaire) as a pdf file via the Fund’s investor portal, in an email attachment or in any other electronic format, the receipt thereof reasonably demonstrates that the Subscriber can access any Fund documents or tax information in the electronic format in which it will be furnished to the Subscriber.

STEPSTONE PRIVATE CREDIT Fund LLC

INVESTOR QUESTIONNAIRE

VI. Background Documentation

A.	Payment Information

(i)	Name of the bank from which the Subscriber’s investment in the Fund will be wired (the “Wiring Bank”):

_________________________________________________

(ii)	Is the Wiring Bank located in the United States or another FATF Country?*

Yes    ____     No ____

If “No,” please contact the Fund for more information.

(iii)	Is the Subscriber a customer of the Wiring Bank?

Yes    ____     No ____

If “No,” please contact the Fund for more information.

VII. For distributions of cash, please wire funds to the following bank account:

Bank Name:
Bank Location:
Account Number:
Account Name:
Bank’s Routing No.:

*	An FATF Country is a country that is a member of the Financial Action Task Force. The list of FATF Countries may be found at: http://www.fatf-gafi.org/countries/#FATF.

APPENDIX B

StepStone Private Credit Fund LLC

CERTIFICATION OF BENEFICIAL OWNER(S)

This form requires you to provide the name, address, date of birth and Social Security number (or passport number or other similar information, in the case of Non-U.S. Persons) for the following individuals (i.e., the beneficial owners):

(i)	Each individual, if any, who owns, directly or indirectly, 25% or more of the equity interests of the Subscriber (e.g., each natural person that owns 25% or more of the shares of a corporation); and

(ii)	An individual with significant responsibility for managing the Subscriber (e.g., a Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, Managing Member, General Partner, President, Vice President, or Treasurer).

The number of individuals that satisfy this definition of “beneficial owner” may vary. Under section (i), depending on the factual circumstances, up to four individuals (but as few as zero) may need to be identified. Regardless of the number of individuals identified under section (i), you must provide the identifying information of one individual under section (ii). It is possible that in some circumstances the same individual might be identified under both sections (e.g., the President of Acme, Inc. who also holds a 30% equity interest). Thus, a completed form will contain the identifying information of at least one individual (under section (ii)), and up to five individuals (i.e., one individual under section (ii) and four 25% equity holders under section (i)).

Persons subscribing on behalf of a legal entity must provide the following information:

a.	Name and Title of Natural Person:

________________________________________________________________________

b.	Name, Type, and Address of Legal Entity:

________________________________________________________________________

________________________________________________________________________

B-1

c.	The following information for each individual, if any, who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, owns 25% or more of the equity interests of the legal entity listed above:

(If no individual meets this definition, please write “Not Applicable.”)

Name	Date of Birth	Address (Residential or Business Street Address)	For U.S. Persons: Social Security Number	For Non-U.S. Persons: Social Security Number, Passport Number and Country of Issuance, or other similar identification number[4]

d.	The following information for one individual with significant responsibility for managing the legal entity listed above, such as:

☐	An executive officer or senior manager (e.g., Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, Managing Member, General Partner, President, Vice President, Treasurer); or

☐	Any other individual who regularly performs similar functions.

(If appropriate, an individual listed under section (c) above may also be listed in this section (d)).

Name/Title	Date of Birth	Address (Residential or Business Street Address)	For U.S. Persons: Social Security Number	For Non-U.S. Persons: Social Security Number, Passport Number and Country of Issuance, or other similar identification number[1]

I, ________________ (name of natural person), hereby certify, to the best of my knowledge, that the information provided above is complete and correct.

Signature: ______________________________________ Date: ___________________

Legal Entity Identifier __________________ (Optional)

[4]	In lieu of a passport number, Non-U.S. Persons may also provide a Social Security Number, an alien identification card number, or number and country of issuance of any other government-issued document evidencing nationality or residence and bearing a photograph or similar safeguard.

B-2

APPENDIX C

STEPSTONE GROUP LP

StepStone Group Private Debt LLC

StepStone Group Europe Alternative Investments Limited

Privacy Policy

Data privacy is a primary concern for each of StepStone Group LP (“SSG”), StepStone Group Private Debt LLC (the “Advisor”) and StepStone Group Europe Alternative Investments Limited (the “Sub-Advisor”) (the Advisor together with the Sub-Advisor and SSG, collectively, “StepStone”). This data privacy notice (the “Notice”) details StepStone’s practices for collecting and disclosing the personal information of clients and others, to both affiliates of SSG and the Advisor, and, as applicable, nonaffiliated third parties. Recipients of this Notice include, among others, current clients and investors, prospective clients, former clients, employees of managers with whom StepStone has conducted business, and employees of StepStone or any of StepStone’s affiliates (each a “Notice Recipient”). For purposes of this Notice, an affiliate is an entity that (i) controls SSG or the Advisor, (ii) is controlled by SSG or the Advisor, or (iii) is under common control with SSG or the Advisor. Nonaffiliated third parties are parties who are not affiliates of either SSG or the Advisor.

Confidentiality of Personal Information

StepStone maintains the confidentiality of nonpublic personal information that a Notice Recipient provides to it. StepStone maintains physical, electronic and procedural safeguards to guard a Notice Recipient’s nonpublic personal information. All third parties that handle information must agree to follow the standards for confidentiality that StepStone has established. In addition, all people who work for StepStone are trained to handle a Notice Recipient’s information properly in order to maintain its security, and only employees who need to know personal information about a Notice Recipient to provide services to such Notice Recipient have access to such information.

Categories of Personal Information that StepStone Collects

StepStone collects personal information about Notice Recipients from the following sources: (i) information it receives from Notice Recipients on applications or other forms; and (ii) information about Notice Recipients’ transactions with StepStone, its affiliates, or others.

StepStone is a data controller within the meaning of data protection legislation in force in the European Economic Area (“EEA”) and undertakes to hold any personal information processed within scope of the EEA data protection legislation in accordance with such legislation.

Personal information will be used by StepStone for the following purposes:

●	to manage and administer holdings in StepStone managed or advised funds, separately managed accounts, advisory engagements and any related business relationships (and, in each case, the investments made pursuant thereto) on an ongoing basis in accordance with the terms agreed between a Notice Recipient and SSG, the Advisor or Sub-Advisor, as applicable;

●	to carry out statistical analysis and market research; and

●	to comply with legal and regulatory obligations applicable to the Notice Recipient, StepStone or its managed or advised funds, separately managed accounts, advisory engagements or any related business relationship with the Notice Recipient from time to time, including applicable anti-money laundering and counter terrorist financing legislation, investor qualification legislation and tax legislation.

The personal information will only be used in connection with StepStone’s legitimate business interests and accordingly Notice Recipients’ specific consent is not required.

Disclosure of Personal Information to Affiliates

StepStone generally may share all of a Notice Recipient’s personal information with StepStone’s affiliates; provided that such affiliates will be obligated to keep such personal information confidential to the same extent as StepStone. StepStone shares information with its affiliates in order to serve its Notice Recipients better. If a Notice Recipient prefers that StepStone not disclose nonpublic personal information about such Notice Recipient to its affiliates, such Notice Recipient may opt out of those general disclosures; that is, such Notice Recipient may direct StepStone not to make such disclosures (other than disclosures permitted or required by applicable law or otherwise permitted by StepStone’s privacy policy). However, notwithstanding any such opt-out, StepStone will be permitted to disclose personal information to its affiliates to the extent necessary or appropriate for such affiliates to perform services for the benefit of the Notice Recipient.

Disclosure of Personal Information to Non-Affiliates

StepStone does not sell or market a Notice Recipient’s personal information to nonaffiliated third parties. StepStone’s intent is to respect the Notice Recipients’ expectations that their personal information will be kept confidential. However, in order to serve the Notice Recipients better, StepStone will disclose personal information to nonaffiliated third parties (including service providers to StepStone), but only to the extent necessary or appropriate for such third parties to perform services for the benefit of the Notice Recipient and only if StepStone believes that such personal information will be kept confidential by such third parties after such disclosure.

Additional Information About Categories of Personal Information that StepStone Discloses

Except as required by applicable law and described in this privacy notice, StepStone will not share any other personal information about a Notice Recipient with its affiliates or nonaffiliated third parties.

Personal Information of Former Investors and Prospective Clients

This Notice and StepStone’s policy regarding treatment of personal information of Notice Recipients also apply to former clients, business prospects, potential clients and current and former employees.

Disclosure of Personal Information outside the EEA

Personal information may be transferred to countries which may not have the same or equivalent data protection laws as that required under EEA data protection legislation. Any such transfer will be made in compliance with applicable data protection legislation, and appropriate measures are in place to ensure this, such as entering into Standard Contractual Clauses (as published by the European Commission). For more information on the means of transfer of data or a copy of the relevant safeguards, please contact us at privacy@stepstoneglobal.com.

To the extent personal information is processed within scope of EEA data protection legislation, data subjects have the right to object to processing of personal information and a number of other rights which may be exercised in certain circumstances, i.e.:

●	the right of access to personal information held;

●	the right to amend and rectify any inaccuracies in personal information held;

●	the right to erase personal information held;

●	the right to data portability of personal information held; and

●	the right to request restriction of the processing of personal information.

These rights will be exercisable, subject to limitations as provided for in EEA data protection legislation. Any Notice Recipient may make a request to StepStone to exercise these rights by contacting us at privacy@stepstoneglobal.com.

Please note that personal information may be retained by StepStone for the duration of a Notice Recipient’s investment or engagement with StepStone, and afterwards in accordance with StepStone’s legal and regulatory obligations, including but not limited to StepStone’s record retention policy.

For queries, requests or comments in respect of this Notice, or the way in which StepStone uses nonpublic personal information, please contact us at privacy@stepstoneglobal.com. Note that Notice Recipients have the right to lodge a complaint with the appropriate regulator.

Changes to Privacy Policy

StepStone may modify its privacy policy at any time.

APPENDIX D

TRANSFER RESTRICTIONS

This Appendix D is attached to and made a part of this Subscription Agreement with the Subscriber. Capitalized terms not defined herein shall have the meanings assigned to them in this Subscription Agreement.

Prior to an IPO or Exchange Listing (as each is defined in the Memorandum), no Subscriber may Transfer its Shares, or any portion thereof, (a) without registration of the Transfer on the Fund’s books, and (b) unless the transferee satisfies applicable eligibility and/or suitability requirements set forth in the Subscription Agreement and the Transfer is otherwise made in accordance with applicable securities, tax, anti-money laundering and other applicable laws and compliance with the terms of the LLC Agreement. Registration of any Transfer on the Fund’s books may be withheld unless, in the opinion of counsel (who may be counsel for the Fund) satisfactory in form and substance to the Fund, such Transfer would not violate the Securities Act, any state (or other jurisdiction) securities or “blue sky” laws applicable to the Fund or the Shares to be Transferred, or any other laws.

The Subscriber agrees that it will pay all reasonable expenses, including attorneys’ fees, incurred by the Fund in connection with any Transfer of all or any fraction of its Shares, prior to the consummation of such Transfer.

In addition, the Fund will use commercially reasonable efforts to prevent its assets from being deemed to constitute “plan assets” for purposes of ERISA or Section 4975 of the Code. The Fund may reject any Transfer of Shares if such Transfer could (1) result in the Fund’s assets being considered to be “plan assets” for purposes of ERISA or Section 4975 of the Code or (2) constitute or result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code or a non-exempt violation of any laws similar to ERISA or Section 4975 of the Code.

The Fund shall not recognize for any purpose any purported Transfer of all or any portion of the Shares and shall be entitled to treat the transferor of Shares as the absolute owner thereof in all respects, and shall incur no liability for distributions or dividends made in good faith to it, unless there shall have been filed with the Fund a dated notice of such Transfer, in form satisfactory to the Fund, executed and acknowledged by both the seller, assignor or transferor and the purchaser, assignee or transferee, and such notice (a) contains the acceptance by the purchaser, assignee or transferee of all of the terms and provisions of this Subscription Agreement and its agreement to be bound thereby, and (b) represents that such Transfer was made in accordance with this Subscription Agreement, the provisions of the Memorandum or other Operative Documents, as applicable, and all applicable laws and regulations applicable to the transferee and the transferor.

D-1